FORM F-4
                              Exhibit Number 99.2

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                                                                  EXHIBIT 99.2


                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                               CP SHIPS LIMITED

This form or one substantially equivalent hereto must be used to accept the Exchange Offer of CP Ships Limited (the "Company") made pursuant to the Prospectus, dated o, 2002 (the "Prospectus"), if certificates for the outstanding 10 3/8% Senior Notes due 2012 of the Company (the "Original Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach The Bank of New York, as exchange agent (the "Exchange Agent") prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Original Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein shall have the respective meanings ascribed to them in the Prospectus.

                             The Bank of New York

              Delivery To: The Bank of New York, Exchange Agent

       By Hand Before 4:30 p.m.:           By Registered or Certified Mail:
         The Bank of New York                    The Bank of New York
   c/o United States Trust Company        c/o United States Trust Company of
           of New York                                  New York
      30 Broad Street, 14th Floor            30 Broad Street, 14th Floor
        New York, NY 10004-2304                New York, NY 10004-2304

                      By Hand or Overnight Delivery after
                       4:30 p.m. on the Expiration Date:
                             The Bank of New York
                 c/o United States Trust Company of New York
                          30 Broad Street, 14th Floor
                            New York, NY 10004-2304

                             For Information Call:
                                (800) 548-6565

                           By Facsimile Transmission
                       (for Eligible Institutions only):
                       (212) 422-0183 or (646) 458-8104

                             Confirm by Telephone:
                                (800) 548-6565




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DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR
TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer - Guaranteed Delivery Procedures" section of the Prospectus.

Must be signed by the holder(s) of Original Notes as their name(s) appear(s) on certificates for Original Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

Principal Amount of Original Notes Tendered:*

$__________________
Certificate Nos. (if available):

If Original Notes will be delivered by
book-entry transfer to The Depository
Trust Company, Provide account number.

Total Principal Amount Represented by
Original Notes Certificate(s):
$____________________

Account Number _____________________

                               PLEASE SIGN HERE

-----------------------------------         ---------------------------------

Principal  Amount at  Maturity  of                  Please Sign Here
Old Notes Tendered:*_____________           X________________________________

-----------------------------------

Certificate Nos. (if available):            X________________________________
                                            Signature(s)   of   Owner(s)  or
                                            Authorized Signatory

-----------------------------------         ---------------------------------
                                            Date
If Old Notes will be  delivered by          _____________________________
book-entry    transfer    to   The
Depository Trust Company,  provide          Area Code and Telephone Number:
account number.                             __________________________________

-----------------------------------

Total    Principal    Amount    at          Please    Print    Name(s)   and
Maturity                                    Address(es)


___________________
*Must be in denominations of principal amount of $1,000 and any integral multiple thereof.


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Represented by Old Notes
Certificate(s):                             Name(s): _________________________
                                            __________________________________
$_________________________________          __________________________________

Account Number____________________          Capacity: ________________________
                                            __________________________________

Must be in denominations of                 Address(es): _____________________
principal amount at maturity                __________________________________
of $1,000 and any integral                  __________________________________
multiple thereof.                           __________________________________

X     _____________________________________________   ________________________
X     _____________________________________________   ________________________
      Signature(s) of Owner(s)                         Date
      or Authorized Signatory
      Area Code and Telephone Number _________________________________________
Please Print Name(s) and Address(es)
Name(s):    __________________________________________________________________

Capacity:   __________________________________________________________________
Address(es): _________________________________________________________________

ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.


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                                 GUARANTEE
                 (Not to be Used for Signature Guarantees)

The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Original Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Original Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer - Guaranteed Delivery Procedures" section of the Prospectus, together with one or more properly and duly executed Letters of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.


_____________________________________     ___________________________________
            Name of Firm                         Authorized Signature

_____________________________________     ___________________________________
              Address                                   Title

_____________________________________     Name: _____________________________
              Zip Code                          (Please Type of Print)

Area Code and Tel. No. ______________     Dated: ____________________________


NOTE: DO NOT SEND THE ORIGINAL NOTES WITH THIS FORM. ORIGINAL NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.





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